EXHIBIT 10.16

                      NOTICE OF RESTRICTED STOCK UNIT AWARD

                            BUFFALO WILD WINGS, INC.
                           2003 EQUITY INCENTIVE PLAN


     THIS AWARD, made effective as of this ___ day of ______, 200__, by and between Buffalo Wild Wings, Inc., a Minnesota corporation (the "Company"), and ________ ("Participant").

                              W I T N E S S E T H:

     WHEREAS, Participant on the date hereof is a key employee or officer of the Company or a Subsidiary of the Company; and

     WHEREAS, the Company wishes to grant a restricted stock unit award to Participant for shares of the Company's Common Stock pursuant to the Company's 2003 Equity Incentive Plan (the "Plan"); and

     WHEREAS, the Administrator of the Plan has authorized the grant of a restricted stock unit award to Participant;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

     1. Grant of Restricted Stock Unit Award; Term. The Company hereby grants to Participant on the date set forth above a restricted stock unit award (the "Award") for ___ restricted stock units on the terms and conditions set forth herein. Each restricted stock unit shall entitle the Participant to receive one share of the Company's Common Stock. This Award shall expire at the end of fiscal year 201 , unless terminated earlier under the provisions of Paragraph 2 below.

     2.   Vesting of Restricted Stock Units.

          a. General. The restricted stock units subject to this Award shall remain forfeitable until the date the risks of forfeiture lapse with respect to a percentage of such units (the "Vesting Date"). The Vesting Date shall be the last day of any fiscal year during the term of the Award in which the Company achieves its Annual Earnings Target (as defined herein). If, for any fiscal year ending on a Vesting Date, the Company achieves 95% of the earnings target as established by the Board of Directors for such fiscal year (each an "Annual Earnings Target"), the risks of forfeiture relating to 33-1/3% of the restricted stock units specified in Paragraph 1 shall lapse. The risks of forfeiture relating to the remaining restricted stock units shall continue to lapse in this manner until the risks of forfeiture relating to 100% of the restricted stock units specified in Paragraph 1 have lapsed.

          b. Termination of Employment. Except as set forth herein, if the Participant's employment with the Company (or a Subsidiary of the Company) ceases at any time during the term of the Award, for any reason, including the Participant's voluntary resignation or retirement, this Award shall also terminate and all restricted stock units subject to this Award that remain subject to risks of forfeiture shall be forfeited by Participant. However, if the Participant's employment ceases for any reason during the period between a Vesting Date and the Issuance Date (as defined in Paragraph 3 hereof), then such Participant shall also retain any restricted stock units which were no longer subject to risks of forfeiture as of such Vesting Date.

     3. Issuance of Shares. On the date the Company files its 10-K for each fiscal year of the Award, the Company shall cause to be issued a stock certificate representing that number of shares of Common Stock which is equivalent to the percentage of restricted stock units for which the risks of forfeiture have lapsed, less any shares withheld for payment of taxes as provided in Paragraph 4(e) below, and shall deliver such certificate to Participant. Until the issuance of such shares, Participant shall not be entitled to vote the shares of Common Stock represented by such restricted stock units, shall not be entitled to receive dividends attributable to such shares of Common Stock, and shall not have any other rights as a shareholder with respect to such shares.

     4.   General Provisions.

          a. Employment. This Notice shall not confer on Participant any right with respect to continuance of employment by the Company or any of its Affiliates, nor will it interfere in any way with the right of the Company to terminate such employment. Nothing in this Notice shall be construed as creating an employment contract for any specified term between Participant and the Company or any Affiliate.

          b. Securities Law Compliance. Participant shall not transfer or otherwise dispose of the shares of Common Stock received pursuant to this Award until such time as counsel to the Company shall have determined that such transfer or other disposition will not violate any state or federal securities laws. The Participant may be required by the Company, as a condition of the effectiveness of this restricted stock unit award, to agree in writing that all Common Stock subject to this Award shall be held, until such time that such Common Stock is registered and freely tradable under applicable state and federal securities laws, for Participant's own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.

          c. Mergers, Recapitalizations, Stock Splits, Etc. Pursuant and subject to Section 12 of the Plan, certain changes in the number or character of the Common Stock of the Company (through merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in Participant's rights with respect to any restricted stock units subject to this Award which continue to be subject to risks of forfeiture (i.e., Participant shall have such "anti-dilution" rights under the Award with respect to such events, but shall not have "preemptive" rights).

          d. Shares Reserved. The Company shall at all times during the term of this Award reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Award.


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


          e. Withholding Taxes. In order to permit the Company to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, income or other taxes attributable to this Award are withheld from any amounts payable by the Company to the Participant. The Company may, solely at its option, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock received pursuant to this Award on which the risks of forfeiture have lapsed. If the Company is unable to withhold such federal and state taxes, for whatever reason, the Participant hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law. In addition, the Company may, solely at its option, permit the Participant to satisfy such withholding taxes by delivery of Common Stock as permitted by Section 17(d) of the Plan. In no event may the Participant require the Company to accept delivery of any shares of Stock to satisfy such withholding taxes.

          f. 2003 Equity Incentive Plan. The Award evidenced by this Notice is granted pursuant to the Plan, a copy of which Plan has been made available to Participant and is hereby incorporated into this Notice. This Notice is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this Notice and, in the event of any questions as to the construction of this Notice or in the event of a conflict between the Plan and this Notice, the Plan shall govern, except as the Plan otherwise provides.

          g. Lockup Period Limitation. Participant agrees that in the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Participant hereby agrees that for a period not to exceed 180 days from the prospectus, Participant will not sell or contract to sell or grant an option to buy or otherwise dispose of this Notice or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

          h. Blue Sky Limitation. Notwithstanding anything in this Notice to the contrary, in the event the Company makes any public offering of its securities and determines, in its sole discretion, that it is necessary to reduce the number of issued but unvested restricted stock units so as to comply with any state securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall remove the risks of forfeiture of this restricted stock unit award, provided that the Company gives Participant 15 days' prior written notice of such acceleration. Notice shall be deemed given when delivered personally or when deposited in the United States mail, first class postage prepaid and addressed to Participant at the address of Participant on file with the Company.

          i. Accounting Compliance. Participant agrees that, if a merger, reorganization, liquidation or other "transaction" as defined in Section 12 of the Plan occurs, and Participant is an "affiliate" of the Company or any subsidiary (as defined in applicable legal and accounting principles) at the time of such transaction, Participant will comply with all requirements of Rule 145 of the Securities Act of 1933, as amended, and the requirements of such other legal or accounting principles, and will execute any documents necessary to ensure such compliance.

          j. Stock Legend. The Administrator may require that the certificates for any shares of Common Stock purchased by Participant (or, in the case of death, Participant's successors) shall bear an appropriate legend to reflect the restrictions of Paragraph 4(b) and Paragraphs 4(g) through 4(j) of this Notice; provided, however, that failure to so endorse any of such certificates shall not render invalid or inapplicable Paragraph 4(j).

          k. Scope of Notice. This Notice shall bind and inure to the benefit of the Company, its Affiliates and their successors and assigns, and shall bind and inure to the benefit of Participant and any successor or successors of Participant permitted herein. This Award is expressly subject to all terms and conditions contained in the Plan and in this Notice, and Participant shall comply with all such terms and conditions.

          l. Arbitration. Any dispute arising out of or relating to this Notice or the alleged breach of it, or the making of this Notice, including claims of fraud in the inducement, shall be discussed between the disputing parties in a good faith effort to arrive at a mutual settlement of any such controversy. If, notwithstanding, such dispute cannot be resolved, such dispute shall be settled by binding arbitration. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be a retired state or federal judge or an attorney who has practiced securities or business litigation for at least 10 years. If the parties cannot agree on an arbitrator within 20 days, any party may request that the chief judge of the District Court of Hennepin County, Minnesota, select an arbitrator. Arbitration will be conducted pursuant to the provisions of this Notice, and the commercial arbitration rules of the American Arbitration Association, unless such rules are inconsistent with the provisions of this Notice. Limited civil discovery shall be permitted for the production of documents and taking of depositions. Unresolved discovery disputes may be brought to the attention of the arbitrator who may dispose of such dispute. The arbitrator shall have the authority to award any remedy or relief that a court of this state could order or grant; provided, however, that punitive or exemplary damages shall not be awarded. The arbitrator may award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees, including the arbitrator's fees, administrative fees, travel expenses, out-of-pocket expenses and reasonable attorneys' fees. Unless otherwise agreed by the parties, the place of any arbitration proceedings shall be Hennepin County, Minnesota.


                                  BUFFALO WILD WINGS, INC.



                                  By:
                                     -----------------------------------
                                     Sally J. Smith, President

                      NOTICE OF RESTRICTED STOCK UNIT AWARD

                            BUFFALO WILD WINGS, INC.
                           2003 EQUITY INCENTIVE PLAN


     THIS AWARD, made effective as of this __ day of ____ 2005, by and between Buffalo Wild Wings, Inc., a Minnesota corporation (the "Company"), and _________________ ("Participant").

                              W I T N E S S E T H:

         WHEREAS, Participant on the date hereof is a member of the Board of Directors of the Company; and

         WHEREAS, the Company wishes to grant a restricted stock unit award to Participant for shares of the Company's Common Stock pursuant to the Company's 2003 Equity Incentive Plan (the "Plan"); and

     WHEREAS, the Administrator of the Plan has authorized the grant of a restricted stock unit award to Participant;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

     1. Grant of Restricted Stock Unit Award; Term. The Company hereby grants to Participant on the date set forth above a restricted stock unit award (the "Award") for 592 restricted stock units on the terms and conditions set forth herein. Each restricted stock unit shall entitle the Participant to receive one share of the Company's Common Stock. This Award shall expire at the end of fiscal year 201_, unless terminated earlier under the provisions of Paragraph 2 below.

     2.   Vesting of Restricted Stock Units.

          a. General. The restricted stock units subject to this Award shall remain forfeitable until the date the risks of forfeiture lapse with respect to a percentage of such units (the "Vesting Date"). The Vesting Date shall be the last day of any fiscal year during the term of the Award in which the Company achieves its Annual Earnings Target (as defined herein). If, for any fiscal year ending on a Vesting Date, the Company achieves 95% of the earnings target as established by the Board of Directors for such fiscal year (each an "Annual Earnings Target"), the risks of forfeiture relating to 33-1/3% of the restricted stock units specified in Paragraph 1 shall lapse. The risks of forfeiture relating to the remaining restricted stock units shall continue to lapse in this manner until the risks of forfeiture relating to 100% of the restricted stock units specified in Paragraph 1 have lapsed.

          b. Termination of Directorship. If the Participant ceases to be a director of the Company at any time prior to a Vesting Date for any reason other than as a result of the failure of the director to be nominated or, if nominated, reelected to the Board of Directors, then the Participant shall immediately forfeit all shares of Stock subject to this Award which have not yet vested and for which the risks of forfeiture have not lapsed. If the Participant ceases to be a director of the Company as a result of the failure of the director to be nominated or, if nominated, reelected to the Board of Directors prior to the Vesting Date for any portion of this Award, then all risks of forfeiture on the shares of Stock subject to this Award shall immediately lapse and such shares shall be immediately issued to Participant.

     3. Issuance of Shares. On the date the Company files its 10-K for each fiscal year of the Award, the Company shall cause to be issued a stock certificate representing that number of shares of Common Stock which is equivalent to the percentage of restricted stock units for which the risks of forfeiture have lapsed, less any shares withheld for payment of taxes as provided in Paragraph 4(e) below, and shall deliver such certificate to Participant. Until the issuance of such shares, Participant shall not be entitled to vote the shares of Common Stock represented by such restricted stock units, shall not be entitled to receive dividends attributable to such shares of Common Stock, and shall not have any other rights as a shareholder with respect to such shares.

     4.   General Provisions.

          a. Securities Law Compliance. Participant shall not transfer or otherwise dispose of the shares of Common Stock received pursuant to this Award until such time as counsel to the Company shall have determined that such transfer or other disposition will not violate any state or federal securities laws. The Participant may be required by the Company, as a condition of the effectiveness of this restricted stock unit award, to agree in writing that all Common Stock subject to this Award shall be held, until such time that such Common Stock is registered and freely tradable under applicable state and federal securities laws, for Participant's own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.

          b. Mergers, Recapitalizations, Stock Splits, Etc. Pursuant and subject to Section 12 of the Plan, certain changes in the number or character of the Common Stock of the Company (through merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in Participant's rights with respect to any restricted stock units subject to this Award which continue to be subject to risks of forfeiture (i.e., Participant shall have such "anti-dilution" rights under the Award with respect to such events, but shall not have "preemptive" rights).

          c. Shares Reserved. The Company shall at all times during the term of this Award reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Award.

          d. Withholding Taxes. In order to permit the Company to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, income or other taxes attributable to this Award are withheld from any amounts payable by the Company to the Participant. The Company may, solely at its option, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock received pursuant to this Award on which the risks of forfeiture have lapsed. If the Company is unable to withhold such federal and state taxes, for whatever reason, the Participant hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law. In addition, the Company may, solely at its option, permit the Participant to satisfy such withholding taxes by delivery of Common Stock as permitted by Section 17(d) of the Plan. In no event may the Participant require the Company to accept delivery of any shares of Stock to satisfy such withholding taxes.

          e. 2003 Equity Incentive Plan. The Award evidenced by this Notice is granted pursuant to the Plan, a copy of which Plan has been made available to Participant and is hereby incorporated into this Notice. This Notice is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this Notice and, in the event of any questions as to the construction of this Notice or in the event of a conflict between the Plan and this Notice, the Plan shall govern, except as the Plan otherwise provides.

          f. Lockup Period Limitation. Participant agrees that in the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Participant hereby agrees that for a period not to exceed 180 days from the prospectus, Participant will not sell or contract to sell or grant an option to buy or otherwise dispose of this Notice or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

          g. Blue Sky Limitation. Notwithstanding anything in this Notice to the contrary, in the event the Company makes any public offering of its securities and determines, in its sole discretion, that it is necessary to reduce the number of issued but unvested restricted stock units so as to comply with any state securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall remove the risks of forfeiture of this restricted stock unit award, provided that the Company gives Participant 15 days' prior written notice of such acceleration. Notice shall be deemed given when delivered personally or when deposited in the United States mail, first class postage prepaid and addressed to Participant at the address of Participant on file with the Company.

          h. Accounting Compliance. Participant agrees that, if a merger, reorganization, liquidation or other "transaction" as defined in Section 12 of the Plan occurs, and Participant is an "affiliate" of the Company or any subsidiary (as defined in applicable legal and accounting principles) at the time of such transaction, Participant will comply with all requirements of Rule 145 of the Securities Act of 1933, as amended, and the requirements of such other legal or accounting principles, and will execute any documents necessary to ensure such compliance.

          i. Stock Legend. The Administrator may require that the certificates for any shares of Common Stock purchased by Participant (or, in the case of death, Participant's successors) shall bear an appropriate legend to reflect the restrictions of Paragraph 4(b) and Paragraphs 4(g) through 4(j) of this Notice; provided, however, that failure to so endorse any of such certificates shall not render invalid or inapplicable Paragraph 4(j).

          j. Scope of Notice. This Notice shall bind and inure to the benefit of the Company, its Affiliates and their successors and assigns, and shall bind and inure to the benefit of Participant and any successor or successors of Participant permitted herein. This Award is expressly subject to all terms and conditions contained in the Plan and in this Notice, and Participant shall comply with all such terms and conditions.

          k. Arbitration. Any dispute arising out of or relating to this Notice or the alleged breach of it, or the making of this Notice, including claims of fraud in the inducement, shall be discussed between the disputing parties in a good faith effort to arrive at a mutual settlement of any such controversy. If, notwithstanding, such dispute cannot be resolved, such dispute shall be settled by binding arbitration. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be a retired state or federal judge or an attorney who has practiced securities or business litigation for at least 10 years. If the parties cannot agree on an arbitrator within 20 days, any party may request that the chief judge of the District Court of Hennepin County, Minnesota, select an arbitrator. Arbitration will be conducted pursuant to the provisions of this Notice, and the commercial arbitration rules of the American Arbitration Association, unless such rules are inconsistent with the provisions of this Notice. Limited civil discovery shall be permitted for the production of documents and taking of depositions. Unresolved discovery disputes may be brought to the attention of the arbitrator who may dispose of such dispute. The arbitrator shall have the authority to award any remedy or relief that a court of this state could order or grant; provided, however, that punitive or exemplary damages shall not be awarded. The arbitrator may award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees, including the arbitrator's fees, administrative fees, travel expenses, out-of-pocket expenses and reasonable attorneys' fees. Unless otherwise agreed by the parties, the place of any arbitration proceedings shall be Hennepin County, Minnesota.


                           BUFFALO WILD WINGS, INC.



                           By:
                              ----------------------------------------
                              EVP and Chief Financial Officer